EXHIBIT 10.40

Contract No.: [SMX-JSZH-2018-021]

Supplemental Agreement to "Supplemental Agreement to EPC Contract for Xingyi Qingshuihe

70MW PV Power Generation Project in Guizhou" "

Employer: Changzhou Almaden Co.,Ltd.

Contractor: Solarmax Technology (Jiangsu) Co., Ltd.

The Contractor and the Employer have signed the "Supplemental Agreement to EPC Contract for Xingyi Qingshuihe 70MW PV Power Generation Project in Guizhou" (Agreement No.: SMX-JSZH-2018-014) (hereinafter referred to as “Original Agreement”) in respect of the Xingyi Qingshuihe 70MW PV Power Generation Project in Guizhou. The Employer and the Contractor desire to adjust the relevant content of the Original Agreement, and thus enter into this Supplemental Agreement, which shall be binding upon both parties.

1.	The two parties have unanimously agreed to change the scale of the power station to be built under the Original Agreement from 10MWp to 10.5MWp.

2.	The two parties have agreed to replace the words "The project modules shall use 340W double-sided glass frame PV modules produced by Changzhou Almaden Co.,Ltd., and the inverters shall use central inverters produced by TBEA Co., Ltd. according to the requirements of the first phase" in the Original Agreement with the words "The project modules shall use 360W double-sided glass frame PV modules produced by Changzhou Almaden Co.,Ltd., and the inverters shall use Huawei string inverters"

3.	The two parties have agreed that the unit prices agreed in the Original Agreement shall remain unchanged, and the total price shall be settled according to the actual capacity finally installed.

4.	If this Supplemental Agreement is inconsistent with the Original Agreement, this Supplemental Agreement shall prevail. The matters that are not covered in this Supplemental Agreement shall be dealt with by reference to the Original Agreement.

5.	This Agreement shall be made in four copies, with each party holding two copies, which shall have the same legal effect and shall become effective upon signature by both parties.

(The content hereinafter contains no main text)

Contract No.: [SMX-JSZH-2018-021]

(Signing page):

Employer: Changzhou Almaden Co.,Ltd.	Contractor: Solarmax Technology (Jiangsu) Co., Ltd.

Legal representative:	Legal representative:

Special seal for contract of Changzhou Almaden Co.,Ltd.	Special seal for contract of Solarmax Technology (Jiangsu) Co., Ltd.

Post Code:	Post Code:

Tel.:	Tel.:

Fax:	Fax:

Email:	Email:

Account opening bank:	Account opening bank:

Account No.:	Account No.: